Madison Funds®

Supplement dated November 12, 2024

This Supplement amends the Prospectus and the Statement of Additional Information of the Madison Funds dated February 28, 2024, as supplemented, and the Summary Prospectus, each dated February 28, 2024, for the following funds, as applicable: Madison Tax-Free Virginia Fund, Madison Sustainable Equity Fund, Madison International Stock Fund, Madison Conversative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Diversified Income Fund and Madison Covered Call Equity & Income Fund.

Liquidation of Madison Tax-Free Virginia, Sustainable Equity and International Stock Funds

On November 6, 2024, the Board of Trustees of the Madison Funds (the “Trust,” and each series thereof, a “fund”) determined that, as it relates to the Madison Tax-Free Virginia, Sustainable Equity and International Stock Funds (the “Funds”), it is in the best interest of the Funds and their shareholders to liquidate the Funds. Accordingly, the Board authorized the Trust to enter into a plan of liquidation (the “Plan”) on behalf of each Fund to accomplish this goal. It is anticipated that all outstanding shares of the Funds will be redeemed and the Funds will discontinue operations on or about the close of business on Friday, February 21, 2025 (the “Liquidation Date”), pursuant to each Plan. Any shareholder remaining in one or more of the Funds on this date will receive a liquidation distribution equal to the shareholder’s proportionate interest in the remaining net assets of the applicable Fund(s).

To the extent possible, each Fund will be closed to new accounts, to new investments in existing accounts (other than reinvestment of income or capital gains distributions), and incoming exchanges as of the open of trading on the New York Stock Exchange on Friday, December 8, 2024. Exceptions may be made in limited circumstances when approved by the officers of the Trust where it is not operationally possible or otherwise impracticable to prohibit new purchases by an account. Shareholders may continue to redeem their Fund shares on each day a Fund is open for business between now and the date of the planned liquidation. Shareholders may exchange their Fund shares for shares of another fund in the Madison Funds mutual fund complex in accordance with the terms of each fund’s prospectus at any time prior to the Funds’ cessation of operations. Each shareholder who does not choose either of those options and remains in a Fund until the Liquidation Date will receive a liquidating cash distribution equal to the aggregate net asset value of the Fund shares that such shareholder holds at the time of the liquidation. Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund in the Madison Funds mutual fund complex.

You should note that on or before the Liquidation Date, the Funds will no longer actively pursue their stated investment objectives and Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser, will begin to liquidate the Funds’ portfolios. To prepare for the closing and orderly liquidation of the Funds and meet anticipated redemption requests, each Fund’s portfolio managers will likely increase the portion of each Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.

The Board of Trustees may determine to accelerate the Liquidation Date. If this were to occur, revised information will be transmitted to remaining shareholders pursuant to a further prospectus supplement.

The Funds do not give tax advice. Although the Funds believe the following information is correct, shareholders should consult with their own tax advisors. The automatic redemption on the Liquidation Date will generally be treated the same as any other redemption of Fund shares for tax purposes, so the shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize a gain or loss for federal income tax purposes on the redemption of their Fund shares in the liquidation. In addition, each Fund and its shareholders will bear the transaction costs and tax consequences associated with the disposition of such Fund’s portfolio holdings prior to the Liquidation Date.

In addition, shareholders invested through an Individual Retirement Account (“IRA”) or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to the planned liquidation date, a direct transfer of their retirement account assets to another tax-deferred retirement account.

To redeem or exchange your shares if they are held directly with the Funds, call Shareholder Services at 1-800-877-6089 between the hours of 8:00 a.m. and 7:00 p.m. Central time. If you invest in the Funds through a brokerage account or retirement plan record keeper, please contact them directly.

Class C Shares Closing/Converting to Class A Shares

On November 6, 2024, the Board of Trustees of the Trust also approved the termination of all outstanding Class C shares of the funds, which it has deemed to be in the best interests of the shareholders of the Class C shares of the funds. The funds with Class C shares outstanding are the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Diversified Income Fund, and Covered Call Equity & Income Fund. Class C shares will be closed to new accounts and new investments into existing accounts, other than through dividend and/or capital gain reinvestments as of December 8, 2024.

Effective after the close of business (typically 4:00 p.m. EST) on Friday, February 14, 2025, (the “Closure Time”), Class C shares of each fund will be automatically converted to Class A shares of each respective fund as noted in the chart below. The conversion of Class C to Class A shares of the same fund is not a taxable event, and no contingent deferred sales charges will be assessed, if applicable, on this one-time conversion of shares.

Fund/Class	Fund #	Ticker	SHARES	Fund/Class	Fund #	Ticker
Aggressive Allocation C	567	MAACX	CONVERT TO	Aggressive Allocation A	167	MAGSX
Conservative Allocation C	565	MCOCX	CONVERT TO	Conservative Allocation A	165	MCNAX
Covered Call & Equity Income C	555	MENCX	CONVERT TO	Covered Call & Equity Income A	1155	MENAX
Diversified Income C	511	MBLCX	CONVERT TO	Diversified Income A	111	MBLAX
Moderate Allocation C	566	MMDCX	CONVERT TO	Moderate Allocation A	166	MMDAX

As of the Closure Time, each Class C shareholder’s outstanding Class C shares of each fund will automatically convert to a number of full and/or fractional Class A shares of each respective fund, equal to the aggregate net asset value to the shareholder’s Class C shares determined as of the Closure Time. There will be no change in the overall value of a Class C shareholder’s fund holdings as of the Closure Time resulting from the Class A share conversion. Investments in Class A shares after the Closure Time will be subject to the fees and expenses applicable to the Class A shares of a fund as disclosed in the fund’s current prospectus.

Shareholders may continue to redeem their Class C shares on each day the funds are open for business between now and the Closure Time. Shareholders may also exchange their Class C shares for shares of another fund in accordance with the terms of the fund’s prospectus at any time prior to the Class C conversion. Each Class C shareholder who does not choose either of the aforementioned options will have their Class C shares converted to Class A shares at the Closure Time.

Please keep this Supplement with your records for future reference.